SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2015

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction

of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On July 26, 2015, Columbus McKinnon Corporation (the “Company”) and Megatron Acquisition Corp., a wholly owned subsidiary of the Company (“Merger Sub”), entered into an agreement and plan of merger (“Merger Agreement”) with Magnetek, Inc. (“Magnetek”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will commence a tender offer (“Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of Magnetek at a purchase price of $50.00 per share in cash, without interest (the “Offer Price”). Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Magnetek, with Magnetek surviving as a wholly owned subsidiary of the Company, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders of any shares of common stock of Magnetek, each outstanding share of common stock of Magnetek, other than any shares held in treasury by Magnetek or owned by the Company or owned by stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive an amount in cash equal to the Offer Price.

The obligation of Merger Sub to purchase the shares of common stock of Magnetek tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered in accordance with the terms of the Offer (and not withdrawn) prior to the expiration of the Offer that number of shares of common stock that, together with the number of shares of common stock (if any) then owned by Merger Sub and the Company, equals at least a majority of all then outstanding shares of common stock entitled to vote, and (ii) the expiration or termination of applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating Magnetek to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals. Magnetek has also agreed (i) to cease all existing, and agreed not to solicit or initiate any additional, discussions with third parties regarding other proposals to acquire Magnetek and (ii) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the board of directors of Magnetek.

The Merger Agreement also contains certain termination rights in favor of each of Magnetek and the Company, including under certain circumstances the requirement for Magnetek to pay to the Company a termination fee of 3.5% of the aggregate merger consideration. The board of directors of Magnetek has unanimously (i) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, upon the terms and subject to the conditions set forth therein, (ii) determined that the Merger Agreement and such transactions are fair to, and in the best interests of, Magnetek and its stockholders, and (iii) resolved to recommend that Magnetek’s stockholders accept the Offer and tender their shares into the Offer. The board of directors of the Company also has unanimously approved the transaction.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this report as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement is incorporated herein by reference to provide information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in any public reports filed with the Securities and Exchange Commission (the “SEC”) by the Company. In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties not set forth in the Merger Agreement. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws and none of the representations and warranties should be relied upon as a disclosure of factual information relating to the Company or Magnetek.

Tender Agreements

Concurrently with the execution and delivery of the Merger Agreement, on July 26, 2015, Fundamental Global Investors, LLC and certain of its affiliated funds, and each of the executive officers and directors of Magnetek who hold shares of Magnetek stock, entered into tender agreements (each, a “Tender Agreement”) with the Company, pursuant to which each such stockholder agreed, among other things, to tender the shares beneficially owned by them into the Offer.

Each Tender Agreement terminates on the earliest to occur of (i) the termination of the Merger Agreement, (ii) the effective time of the Merger and (iii) any amendment of modification of the Merger Agreement or any waiver of Magnetek’s rights under the Merger Agreement, in each case that results in a decrease in the Offer Price or a change in the form of consideration to be paid in the Offer or in the form of merger consideration.

The foregoing description of each Tender Agreement is not complete and is qualified in its entirety by reference to the form of the Tender Agreement, which is attached to this report as Exhibit 2.2 and incorporated herein by reference.

Debt Commitment Letter

In connection with the execution of the Merger Agreement, on July 26, 2015 the Company, JPMorgan Chase Bank, N.A. (“JP Morgan Chase Bank”) and J.P. Morgan Securities LLC entered into a commitment letter (the “Debt Commitment Letter”) pursuant to which JPMorgan Chase Bank committed to provide $75 million of incremental revolving commitments (the “Incremental Facility”) pursuant to the Company’s existing credit agreement dated as of January 23, 2015 (the “Credit Agreement”). JPMorgan Chase Bank’s commitments under the Debt Commitment Letter will be used, among other things, to finance the Offer and the Merger, and to pay related fees and expenses and transaction costs.

The Incremental Facility will be on terms and conditions consistent with the Company’s existing revolving credit facility under the Credit Agreement. The availability of the Incremental Facility is subject to customary closing conditions, including: (i) closing of the Offer and the Merger and (ii) completion of a 15-business day marketing period during which JP Morgan Chase Bank may syndicate the credit facilities to be provided under the Debt Commitment Letter (which will commence on or prior to July 31, 2015).

The foregoing description of the Debt Commitment Letter is not complete and is qualified in its entirety by reference to Debt Commitment Letter, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events

On July 27, 2015, the Company issued a press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where You Can Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. The tender offer for the outstanding shares of Magnetek’s common stock described in this report has not commenced. At the time the tender offer is commenced, the Company will file or cause to be filed a Tender Offer Statement on Schedule TO with the SEC and Magnetek will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Magnetek’s stockholders at no expense to them by the information agent to the tender offer, which will be announced. In addition, all of those materials (and any other documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Forward-Looking Statements

Any statements made concerning the proposed transaction between the Company and Magnetek, the expected timetable for completing the transaction, the successful integration of the business, the benefits of the transaction, future revenue and earnings and any other statements that are not purely historical fact are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company or Magnetek and their respective subsidiaries, conditions affecting the Company’s or Magnetek’s customers and suppliers, competitor responses to the Company’s or Magnetek’s products and services, the overall market acceptance of such products and services, the integration of the businesses and other factors disclosed in the Company’s and Magnetek’s periodic reports filed with the SEC. Consequently, such forward looking statements should be regarded as the Company’s and Magnetek’s current plans, estimates and beliefs. Neither the Company nor Magnetek assume any obligation to update the forward-looking information contained in this report, except as expressly required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated July 26, 2015, by and among Magnetek, Inc., Megatron Acquisition Corp., and Columbus McKinnion Corporation

2.2	Form of Tender Agreement

10.1	Debt Commitment Letter, dated July 26, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Company

99.1	Press Release dated July 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: July 27, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated July 26, 2015, by and among Magnetek, Inc., Megatron Acquisition Corp., and Columbus McKinnion Corporation

2.2	Form of Tender Agreement

10.1	Debt Commitment Letter, dated July 26, 2015, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and the Company

99.1	Press Release dated July 27, 2015